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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 7, 2002



                                 USA INTERACIVE
               (Exact name of Registrant as specified in charter)



         Delaware                     0-20570                   59-2712887
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                Number)               Identification No.)



                  152 West 57th Street, New York, NY        10019
               (Address of principal executive offices)   (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

                99.1 Investor Presentation Materials, dated August 7, 2002, for use at the U.S. Bancorp Piper Jaffray Technology & Communications Conference.


ITEM 9.     REGULATION FD DISCLOSURE

      On August 7, 2002, the Registrant presented at the U.S. Bancorp Piper Jaffray Technology & Communications Conference. A copy of the Registrant's presentation materials for such conference appearing in Exhibit 99.1 is furnished and not filed pursuant to Regulation FD.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        USA INTERACTIVE


                                        By: /s/  JULIUS GENACHOWSKI
                                            ----------------------------------
                                        Name:    Julius Genachowski
                                        Title:   Executive Vice President and
                                                 General Counsel

      Date: August 7, 2002

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                                  EXHIBIT INDEX

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

      Exhibit No.                      Description
      99.1 Investor Presentation Materials, dated August 7, 2002, for use at the U.S. Bancorp Piper Jaffray Technology & Communications Conference.

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